                         FIRST CAROLINA INVESTORS, INC.

                                      1998
                                 ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES

Description of Business
-----------------------
First Carolina Investors (the Company) was organized December 2, 1971. The Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

FORM N-SAR
----------
A copy of the Company's December 31, 1998 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to stockholders upon written request directed to the Secretary, First Carolina Investors, Inc., P.O. Box 33607, Charlotte, NC 28233

Table of Contents
-----------------

Management's Discussion and Analysis
  of Financial Conditions and Results
  of Operations......................    1
Management's Report..................    5
Independent Auditor's Report.........    6
Consolidated Financial Statements....    7
Notes to Consolidated Financial
  Statements.........................   10
Per Share Data and Ratios............   16

Quarterly Stock Prices (Boston Stock Exchange) and Dividends Paid Per Share
--------------------------------------------------------------------------------

                                      1998
                                      ----
--------------------------------------------------------------------------------

           Quarter                       First             Second            Third            Fourth
High Bid                                 $68.00            70.00             75.00            71.25
Low Bid                                  $60.00            67.00             70.00            70.00
Cash Dividends                           $ 0.25              .25               .25              .25

--------------------------------------------------------------------------------

                                      1997
                                      ----
--------------------------------------------------------------------------------

           Quarter                       First             Second            Third            Fourth
High Bid                                 $50.00            48.50             56.00            60.00
Low Bid                                  $42.00            48.50             48.50            56.00
Cash Dividends                           $ 0.25              .25               .25              .25

--------------------------------------------------------------------------------

There were approximately 490 record holders of Shares of Common Stock at January 2, 1999.

Management's Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

First Carolina Investors, Inc. (the Company) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the state of Delaware.

From the inception of operations through December 31, 1975 the Company operated as a real estate investment trust ("REIT") as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company's primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of the Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company.

As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value. This represents a significant change from the Company's prior accounting policies and financial statement presentation. As an investment company, the Company now prepares consolidated statements of assets and liabilities, consolidated statement of operations, consolidated statement of changes in net assets and a statement of investments in securities. The most significant changes from the December 31, 1994 balance sheet included in the 1994 annual report Form 10-K, and the accompanying consolidated Statement of Assets and Liabilities are as follows:

     Real estate - The Board of Directors and management of the Company value its real property investments at estimated fair values. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

     Investment in joint venture - The Board of Directors and management of the Company value the investment in joint venture at its estimated fair value. The procedure to determine the estimated fair value utilizes fair market comparables in the existing subdivision developed by the joint venture, other market comparables and estimated net cash flow.

     Deferred income taxes payable - Deferred income taxes payable were increased to reflect the income tax liability on unrealized gains in real estate and in investment in joint venture as included in the accompanying Consolidated Statements of Assets and Liabilities.

The Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investment in Debt and Equity Securities" (Statement 115) prior to 1994. Accordingly the Company's investments in securities are recorded at fair value.

1998 OPERATION COMPARED TO 1997

The net asset value of the Company increased by $5,489,873 or $4.52 per share during 1998 as compared to an increase of $22,459,340 or $21.83 per share during 1997. During 1998 the value of the Company's investment in M & T Bank Corporation, the Company's largest security holding, increased by $8,090,000 as compared to an increase of $35,400,000 during 1997. At the end of 1998 the value of the Company's investment in M & T Bank Corporation was $77,840,625.

During 1998 the Company reported the sale of its holdings of 50,000 shares of M & T Bank Corporation at an after tax gain of $15,484,125. During 1998 the Company made three new investments. The Company purchased 700,000 shares of Marine Transport Corporation at an average cost of $2.36 per share. Marine Transport Corporation provides marine transport services and owns and manages ships, supply vessels and chartered vessels. The firm is located in Weehawken, New Jersey. The Company also purchased 785,900 shares of Acme Electric Corporation, located in East Aurora, New York. Acme Electric designs and manufactures power conversion equipment for electronic and electrical systems. The average cost per share was $4.90. Barrister Information Systems Corporation, a firm located in Buffalo, New York, provides Windows-based client server software. The Company purchased 1,598,100 at a cost of $.50.

During both 1998 and 1997 real estate operations contributed to earnings. The Company's Charlotte real estate investments contributed $1,513,284 to total income during 1998 as compared to $4,016,602 during 1997. (See gains on sale of real estate below).

Net income before realized and unrealized appreciation on investments was $1,951,431 for 1998 as compared to $3,017,033 for 1997. The net gain realized on investments in other companies was $15,072,700 in 1998 versus $979,931 in 1997. The (decrease) increase in net unrealized appreciation of investments was $(11,534,258) in 1998 as compared to $20,653,701 in 1997. These components combined to produce a net increase in net assets resulting from operations of $5,489,873 and $24,650,665 for 1998 and 1997, respectively.

At year end net asset value per share was $79.59 in 1998 and $75.07 in 1997.

Dividend income increased during 1998 as compared to 1997. An increase in the dividend rate of M & T Bank Corporation as well as the increase in the number of shares purchased of Ecology & Environment, Inc. were the primary reasons for the increase in dividend income. For additional information, including a detailed list of dividends paid see Note 2 of Notes To Consolidated Financial Statements. At the end of 1998 six of the Company's investees did not pay dividends as compared to two in 1997, and are therefore considered non-income producing.

Gain on sale of real estate was $1,513,284 during 1998 as compared to $4,016,602 during 1997. During 1998, four (4) lots were sold in the Providence Country Club community at a total gross sales price of $327,850 and a gain of $198,696. Also during 1998 the release of 63 acres of undeveloped land in Union County produced a gain of $975,492 and 3.9 acres at Park Crossing was sold at a gain of $339,095. During 1997 twenty-eight (28) lots were sold in the Providence Country Club community at a total gross sales price of $2,119,500 and a gain of $1,190,115. At December 31, 1998 the Company had four (4) remaining lots to sell in the Providence Country Club community, five acres at Park Crossing and 77 acres in Union County contiguous to Providence Country Club.

Equity earnings of joint venture was $152,903 in 1998 as compared to $146,965 in 1997. The Company owns a 1/3 interest in the joint venture Goodsell/Carolinas Associates. During 1998 the venture sold 2 lots and 1 outparcel at a total gross sales price of $622,000. During 1997 the venture sold 3 lots and 1 outparcel at a total gross sales price of $630,000.

Other income was $814,486 during 1998 as compared to $828,360 during 1997. Other income for 1998 includes $44,000 of interest income recognized due to 1993 and 1994 North Carolina intangibles tax refunds, interest income on short term investments of $466,000 and income of $224,000 attributable to assets held in the deferred compensation plan and miscellaneous income of $80,000. For 1997 other income includes $185,000 of income recognized upon receipt of a refund of 1993 and 1994 North Carolina intangibles tax, net commission income of $60,000, interest income on short term investments of $162,000, income of $274,000 attributable to assets held in the deferred compensation plan, fee income of $71,000 from Providence Country Club operations and miscellaneous income of $76,000.

General and administrative expense decreased significantly in 1998 to $446,043 as compared to $1,302,889 during 1997. For both years personnel costs were the largest component of the category and totaled approximately $333,542 in 1998 as compared to $1,302,889 in 1997. The reason for the significant decrease during 1998 are payments due pursuant to an incentive compensation plan and severance payments due in conjunction with the closing of the Providence Country Club operations. Also included in general administrative expenses are various taxes, principally franchise taxes of $78,000 in 1998 and $96,000 in 1997.

Sales and marketing expenses declined significantly during 1998 and 1997. The reduction of both years is indicative of the completion of the development of Providence Country Club, reduced lot inventory levels and in 1997, the termination of the sales operations at December 31. Expenses of 1998 are the result of marketing the sales office which sold in the fourth quarter. Sales and marketing expense for 1997 are related to Providence Country Club and include advertising, promotional and sales office expense.

Other expense decreased during 1998 after experiencing a significant increase in 1997. Other expenses for 1998 include directors fees and expenses of $40,000, expenses of $224,000 which corresponds with and offsets income earned by assets in the deferred compensation plan, real estate taxes of $24,000 and miscellaneous expense of $85,000. Other expenses of 1997 include real estate taxes of $16,000, directors fees and expenses of $59,000, expenses associated with the Providence Country Club community of $30,000, expenses of $274,000 which corresponds with and offsets income earned by assets in the deferred compensation plan and miscellaneous expenses of $48,000.

Gain realized on investments in other companies, net of income taxes, was $15,072,700 for 1998 as compared to $979,931 for 1997. These amounts are net of income taxes of $9,960,000 in 1998 and $628,836 in 1997. The 1998 gain is the result of the sale of the Company's 50,000 shares of M & T Bank Corporation. The 1997 gain is a result of the sale of a portion of the Company's remaining holdings of American Precision Industries, Inc.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

The three major components of the Company's assets are investments in other companies, cash, including short term investments, and real estate.

INVESTMENTS IN OTHER COMPANIES

While investments in other companies consist of marketable securities, they are considered mid to long term investments and are generally not a source of current liquidity.

REAL ESTATE

Land under contract and land held for investment should generally not be considered a source of current liquidity. Finished lots are a source for current liquidity but are no longer a significant source. The general liquidity of any real estate investment is heavily influenced by real estate market conditions, interest rates and the availability of construction loans. These factors were positive during the past several years. Long term interest rates were quite favorable during 1998 and 1997. The availability of construction financing has been good during both years and indications are that the availability will continue to be good. As of the date of this report, the 1999 real estate market is expected to remain favorable; however, as the Company continues its transition away from real estate investments, real estate will continue to become less significant to overall operations.

CASH, INCLUDING SHORT TERM INVESTMENTS

At December 31, 1998, the Company held cash and short term investments of $9,656,341. The short term investments of $9,208,851 are highly liquid and accordingly are, in addition to the line of credit discussed below, the Company's best sources of liquidity.

LINE OF CREDIT

The Company has a $1,000,000 line of credit with the bank. There is no debt outstanding pursuant to the credit line. The credit line is a readily available source of liquidity. See Note 7 of Notes to Consolidated Financial Statements.

COMMITMENTS FOR CAPITAL EXPENDITURES

At December 31, 1998 the Company had contractual and other commitments of approximately $250,000 related to real estate.

While the Company has no contractual commitments to purchase additional equity securities, the Company may from time-to-time make significant expenditures for this purpose.

The Company's stock repurchase program has been in effect since 1980. Although it has no contractual obligation to repurchase its shares, the Company currently intends to repurchase shares subject to availability and price.

YEAR 2000 COMPLIANCE

The Company has completed its assessment of its Year 2000 readiness and determined that its current computer system is not Year 2000 compliant. This could cause the Company's computer system to be unable to operate effectively beyond December 31, 1999 and consequently could then have a material effect on the Company's business, results of its operations or its financial condition. The Company has therefore decided to upgrade its current computer system to be Year 2000 compliant in June of 1999 at an estimated cost of $10,000. The Company's management believes, however, that if this issue were not addressed prior to December 31, 1999 the Company's operations could still be performed manually (without information technology) without significant business interruption. The Company's operations do not significantly rely on any non-information technology systems as defined by the Securities and Exchange Commission.

The Company has obtained written representations from third party vendors with which it has a material relationship regarding their Year 2000 readiness. The Company has assessed the risk of third-party non-compliance as low based upon these written representations. If these material third parties are not compliant, however, they will have a material effect on the Company's operations and financial condition.

SUMMARY

The operating results for 1998 and 1997 were considered satisfactory. In its fourth year as an investment company, the Company continued its transition away from real estate assets.

During 1998 the net increase in net assets resulting from operations was $5,489,873 as compared to $24,650,665 for 1997. At December 31, 1998 net assets per share are $79.59. This is an increase of $4.52 per share from the December 31, 1997 net assets per share of $75.07.

The Company's investments in securities had good performances for both 1998 and 1997. The increase in earnings and market value of M & T Bank Corporation was significant for both years. It is projected that the 4 remaining lots in the Providence Country Club community will be sold in 1999 and that additional parcels of the Company's undeveloped land may also be sold.

--------------------------------------------------------------------------------
Management's Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with generally accepted accounting principles and necessarily include some estimates which are based upon Management's judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to a very small number of employees, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 1998, the Company's system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with Management and the independent certified public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent certified public accountants have direct and unlimited access to the Audit Committee with or without Management present.

The accompanying financial statements have been audited by KPMG LLP, independent certified public accountants, in accordance with generally accepted auditing standards. Their audit includes consideration of the Company's system of internal accounting controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird                           H. Thomas Webb III
Chairman                                 President

Independent Auditors' Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of First Carolina Investors, Inc. and subsidiaries including the schedule of portfolio investments as of December 31, 1998 and 1997 and the related consolidated statements of operations and the statements of changes in net assets for each of the two years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. and subsidiaries as of December 31, 1998 and the results of their operations for the years then ended, and the changes in its net assets for each of the two years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                         KPMG LLP

Charlotte, North Carolina
January 22, 1999

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
               Consolidated Statements of Assets and Liabilities
                           December 31, 1998 and 1997

                                                            1998          1997
                                                        ------------   -----------
Assets
Investments in securities, at value (note 2) (cost of
   $21,516,823 in 1998 and $13,334,195 in 1997)         $100,780,644   109,249,600
Cash, including short term investments of $9,208,851
   in 1998 and $6,163,000 in 1997                          9,656,341     6,661,935
Mortgage loans, secured by real estate (note 3)               74,579       115,747
Real estate (note 4)                                       2,600,000     4,215,000
Investment in joint venture (note 5)                         250,000       450,000
Accrued dividend and interest receivable                       3,126       155,241
Other assets (note 6)                                      2,217,985     2,536,724
                                                        ------------   -----------
      Total assets                                       115,582,675   123,384,247
                                                        ------------   -----------

Liabilities
Accounts payable and accrued liabilities (note 8)          3,428,776     4,298,434
Federal and state income taxes payable (note 9)              107,605       996,856
Deferred income taxes payable (note 9)                    31,131,475    37,203,768
                                                        ------------   -----------
      Total liabilities                                   34,667,856    42,499,058
                                                        ------------   -----------

Deferred Income (note 10)                                    119,500       135,100
                                                        ------------   -----------
Net Assets                                              $ 80,795,319    80,750,089
                                                        ============   ===========
Net assets per share (3,500,000 no par value common
   shares authorized, 1,015,666 shares issued,
   1,015,166 and 1,075,700 shares outstanding in 1998
   and 1997, respectively)                              $      79.59         75.07
                                                        ============   ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                     Consolidated Statements of Operations
                 For the years ended December 31, 1998 and 1997

                                                           1998           1997
                                                       ------------    ----------
INCOME
Dividends                                              $    873,200       823,391
Interest                                                    323,706        16,661
Gain on sale of real estate                               1,513,284     4,016,602
Equity in earnings of joint venture                         152,903       146,965
Other                                                       814,486       828,360
                                                       ------------    ----------
Total income                                              3,677,579     5,831,979
                                                       ------------    ----------
EXPENSES
General and administrative                                  446,043     1,302,889
Professional fees                                            67,203        93,489
Sales and marketing                                           6,933        91,693
Interest                                                         --            --
Other                                                       372,969       426,875
                                                       ------------    ----------
Total expenses                                              893,148     1,914,946
                                                       ------------    ----------
Earnings before income taxes and realized and
   unrealized appreciation on investments                 2,784,431     3,917,033
Provision for income taxes                                 (833,000)     (900,000)
                                                       ------------    ----------
Net income before realized and unrealized
   appreciation on investments                            1,951,431     3,017,033
Gain realized on investments in other companies
   (net of income tax provision of $9,960,000 in
   1998 and $628,836 in 1997)                            15,072,700       979,931
Change in unrealized appreciation (depreciation) of
   investments for the period, net of deferred
   taxes (benefit) of ($5,865,293) in 1998 and
   $13,204,285 in 1997                                  (11,534,258)   20,653,701
                                                       ------------    ----------
Net increase in net assets resulting from
   operations                                          $  5,489,873    24,650,665
                                                       ============    ==========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                Consolidated Statements of Changes in Net Assets
                 For the years ended December 31, 1998 and 1997

                                                                  1998               1997
                                                              ------------        -----------
Increase in net assets from operations
     Investment income, net                                   $  1,951,431        $ 3,017,033
     Realized gain on investments, net                          15,072,700            979,931
     Change in unrealized appreciation, net                    (11,534,258)        20,653,701
                                                              ------------        -----------
          Net increase in net assets resulting from
            operations                                           5,489,873         24,650,665
Distributions to shareholders of $1.00 per share
     In 1998 and 1997 from investment income, net               (1,038,087)        (1,046,902)
Treasury shares purchased                                       (4,406,556)        (1,144,423)
                                                              ------------        -----------
          Total increase                                            45,230         22,459,340
Net assets
          Beginning of year                                     80,750,089         58,290,749
                                                              ------------        -----------
          End of year                                         $ 80,795,319        $80,750,089
                                                              ============        ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                           INVESTMENTS IN SECURITIES
                           December 31, 1998 and 1997

                                                     1998                        1997
                                           -------------------------    -----------------------
                                            Number                      Number
                                            Shares       Fair Value     Shares      Fair Value
                                           ---------    ------------    -------    ------------
Common Stock - 100%
Financial Services
  80% in 1998 and 87.8% in 1997
  M & T Bank Corporation                     150,000    $ 77,840,625    200,000    $ 93,000,000
  Merchants Group, Inc.                      135,000       2,775,937    135,000       2,868,750
Manufacturing
  10.5% in 1998 and 4.5% in 1997
  Exolon-ESK Company                          64,700       1,949,088     57,100       2,041,325
  Todd Shipyards Corporation                 700,000       3,325,000    700,000       2,931,250
  Marine Transport Corporation               700,000       1,575,000         --              --
  Acme Electric Corporation                  785,900       3,733,025         --              --
Services
  5.6% in 1998 and 1.7% in 1997
  Ecology & Environment, Inc.                425,000       3,931,250    157,300       1,848,275
  Barrister Information Systems, Inc.      1,598,100       1,498,219         --              --
  Roy F. Weston, Inc.                         70,000         192,500         --              --
Diversified
  3.9% in 1998 and 6% in 1997
  Oglebay Norton Company                     160,000       3,960,000    160,000       6,560,000
Total - 100% (cost of $21,516,823 in 1998
  and $13,334,195 in 1997)                              $100,780,644               $109,249,600
                                                        ============               ============

See accompanying notes to consolidated financial statements.

FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 1998
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION

       (a)   Organization

           First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware July 1, 1987. On January 3, 1995 First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

       (b)   Principles of consolidation and financial statement presentation

           The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

       (c)   Security valuation

           Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

           Unrealized appreciation and/or depreciation is included in the statement of operations, net of the effective tax rate, to arrive at the change in net assets.

       (d)   Real estate

           The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

           The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No. 66, "Accounting for Sales of Real Estate."

       (e)   Investment in joint venture

           The Company has an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used fair market comparables in the existing subdivision developed by the venture in valuing its investment at its estimated fair value.

       (f)   Income taxes

           The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

           Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in other companies and investment in join venture in the accompanying Consolidated Statement of Assets and Liabilities.

       (g)   Distributions to Shareholders

           Dividends payable to shareholders are recorded on the declaration date.

       (h)   Management's use of estimates

           The preparation of financial statements in conformity with generally accepted account principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

       (i)   Other

           The Company follows the industry practice of recording security transactions on the trade date. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

(2)   INVESTMENTS IN OTHER COMPANIES

The Company's investments in the common stock of financial and other entities, which are stated at market value, are as follows:

                                                                        December 31, 1998
                                     ---------------------------------------------------------------------------------------
                                                                              Gross        Gross
                                                 Fair Value                 Unrealized   Unrealized
                                      Number     as a % of                   Holding      Holding        Fair       Dividend
                                     of shares   Net Assets      Cost         Gains        Losses        Value       Income
                                     ---------   ----------   -----------   ----------   ----------   -----------   --------
 M & T Bank                            150,000      96.3      $ 2,385,000   75,455,625         --      77,840,625   653,600
 Merchants Group, Inc.                 135,000       3.4        2,051,021      724,916         --       2,775,937    27,000
*Exolon-ESK Company                     64,700       2.4        1,477,419      471,669         --       1,949,088        --
*Todd Shipyards Corporation            700,000       4.1        2,931,250      393,750         --       3,325,000        --
*Marine Transport Corporation          700,000       1.9        1,651,305           --     76,305       1,575,000        --
*Acme Electric Corporation             785,900       4.6        3,847,482           --    114,457       3,733,025        --
*Ecology & Environment, Inc.           425,000       4.9        3,931,250           --         --       3,931,250    45,600
*Barrister Information Systems, Inc  1,598,100       1.9          799,050      699,169         --       1,498,219        --
 Roy F. Weston, Inc.                    70,000       0.2          198,918           --      6,418         192,500        --
 Olgebay Norton Company                160,000       4.9        2,244,128    1,715,872         --       3,960,000   128,000
                                                              -----------   ----------    -------     -----------   -------
                                                              $21,516,823   79,461,001    197,180     100,780,644   854,200
                                                              ===========   ==========    =======     ===========   =======

                                                                        December 31, 1997
                                     ---------------------------------------------------------------------------------------
                                                                              Gross        Gross
                                                 Fair Value                 Unrealized   Unrealized
                                      Number     as a % of                   Holding      Holding        Fair       Dividend
                                     of shares   Net Assets      Cost         Gains        Losses        Value       Income
                                     ---------   ----------   -----------   ----------   ----------   -----------   --------
 M & T Bank                            200,000     115.2      $ 3,180,120   89,819,880         --      93,000,000   640,000
 Merchants Group, Inc.                 135,000       5.0        2,051,021      817,729         --       2,868,750    27,000
*Exolon-ESK Co.                         57,100       2.5        1,195,648      845,677         --       2,041,325        --
*Todd Shipyards Corp.                  700,000       8.5        2,931,250           --         --       2,931,250        --
*Ecology & Environment, Inc.           157,300       2.3        1,732,028      116,247         --       1,848,275    20,128
 Oglebay Norton Company                160,000       6.2        2,244,128    4,315,872         --       6,560,000   120,000
                                                              -----------   ----------    -------     -----------   -------
                                                              $13,334,195   95,915,405         --     109,249,600   807,128
                                                              ===========   ==========    =======     ===========   =======

---------------

* Investments in affiliated companies in which the Company owns more than 5% of voting shares.

Purchases and sales of investment securities were $9,674,612 and $795,120 during 1998 and $2,166,448 and $2,332,800 during 1997. The net gain on sale of investments in other companies was $15,072,700 and $979,931 for 1998 and 1997, respectively. In addition, during 1998 and 1997 the Company reduced to fair value its cost basis in an equity security. The realized loss was $696,864 for 1998 and $537,786 for 1997 and is included in net gain on sale of investments. Net gains are computed using the average cost method. Dividend income of $19,000 in 1998 and $16,263 in 1997 was received on securities sold during 1998.

(3)   MORTGAGE LOANS

The Company's investments in mortgage loans as of December 31, 1998 and 1997 are summarized as follows:

                                                                     1998            1997
                                                                    -------        --------
Permanent loans on condominiums                                     $55,079        $ 80,647
Junior loans on lots (note 10)                                       19,500          35,100
                                                                    -------        --------
Total mortgage loans, net                                           $74,579        $115,747
                                                                    =======        ========

(4)   REAL ESTATE

The estimated fair value of real estate owned at December 31, 1998 and 1997 are summarized as follows:

                                                         1998                       1997
                                                -----------------------    -----------------------
                                                                Fair                       Fair
                Description                     Quantity       Value       Quantity       Value
                -----------                     ---------    ----------    ---------    ----------
Land under contract:
     Providence Country Club                     47 acres    $1,077,000    110 acres    $2,400,000
Land held for investment:
     Providence Country Club                     30 acres       853,000     30 acres       853,000
     Park Crossing                              5.0 acres       500,000    8.9 acres       760,000
Finished lot inventory                             4 lots       170,000       8 lots       202,000
                                                             ----------                 ----------
          Total real estate, net                             $2,600,000                 $4,215,000
                                                             ==========                 ==========

During 1998, payment was received for release of 63 acres. During 1997, the Company entered into a contract for the sale of 195 acres of land held for investment. Payment in full was received for 85 acres and a purchase money mortgage was received for the remaining 110 acres. The 110 acre transaction did not qualify as a sale pursuant to the accounting policy described in note 1(d) and has been reflected in the accompanying Consolidated Financial Statements as land under contract.

(5)   INVESTMENT IN AND ADVANCES TO JOINT VENTURE

The Company has a 1/3 ownership interest in a joint venture Goodsell-Carolinas. The Company's initial investment in and all advances to the venture have been repaid.

The venture owns 7 lots at a cost of $293,236 and a fair value of $795,000 at December 31, 1998. At December 31, 1997, the venture owned 9 lots at a cost of $410,026 and a fair market value of $1,280,000.

(6)   OTHER ASSETS

The components of other assets at December 31, 1998 and 1997 are as follows:

                                                                 1998                      1997
                                                              ----------                ----------
Deferred compensation, funded                                 $2,191,947                $1,967,359
Sales center                                                          --                   549,049
Miscellaneous                                                     26,038                    20,316
                                                              ----------                ----------
                                                              $2,217,985                $2,536,724
                                                              ==========                ==========

The deferred compensation includes $2,191,000 and $1,967,000 at December 31, 1998 and 1997, respectively, owed to affiliated persons pursuant to a deferred compensation plan. The deferred compensation has accrued over fourteen years. Contributions are no longer being made to the plan.

(7)   LINE OF CREDIT

At December 31, 1998 and 1997 the Company had a $1,000,000 and $5,000,000,
respectively, line of credit with a bank. The credit line, which is unsecured, is payable on demand and is subject to a quarterly review by the bank. Borrowing under this credit line bears interest at the prime rate (7.75% at December 31, 1998). There was no outstanding bank indebtedness at December 31, 1998 and 1997 and for the years then ended the Company was in compliance with all covenants of said agreement.

(8)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The components of accounts payable and accrued liabilities at December 31, 1998 and 1997 are as follows:

                                                                 1998                      1997
                                                              ----------                ----------
Trade accounts payable                                        $  803,551                $1,889,609
Deferred compensation (note 6)                                 2,191,947                 1,967,359
Dividends payable                                                244,716                   266,166
Miscellaneous accruals and payable                               188,562                   166,206
Cash held in escrow                                                   --                     9,094
                                                              ----------                ----------
                                                              $3,428,776                $4,298,434
                                                              ==========                ==========

(9)   INCOME TAXES

Total income tax expense for the years ended December 31, 1998 and 1997 are allocated as follows:

                                                    1998                         1997
                                         --------------------------    ------------------------
                                           Earnings                     Earnings
                                            before                       before
                                          Income Tax     Income Tax    Income Tax    Income Tax
                                         ------------    ----------    ----------    ----------
Investment income                        $  2,784,431       833,000     3,917,033       900,000
Gains realized on investments in other
  companies                                25,032,700     9,960,000     1,608,767       628,836
Change in unrealized appreciation of
  investments                             (17,399,551)   (5,865,293)   33,857,986    13,204,285
                                         ------------    ----------    ----------    ----------
                                         $ 10,417,580     4,927,707    39,383,786    14,733,121
                                         ============    ==========    ==========    ==========

The components of Federal and state income tax expense (benefit) from continuing operations are summarized as follows:

                                                                1998                       1997
                                                             -----------                ----------
Current:
     Federal                                                 $ 9,006,578                 1,320,124
     State                                                     1,993,422                   419,876
                                                             -----------                ----------
                                                              11,000,000                 1,740,000
Deferred                                                      (6,072,293)               12,993,121
                                                             -----------                ----------
                                                             $ 4,927,707                14,733,121
                                                             ===========                ==========

Income tax expense for the years presented was different than the amounts computed by applying the statutory Federal income tax rate to earnings before income taxes. The sources of these differences and the tax effects of each are as follows:

                                                        1998         %         1997         %
                                                     ----------    -----    ----------    -----
Income tax expense at Federal rate                   $3,646,153    35.0%    13,390,487    34.0%
Change in Federal tax rate affecting taxable
  temporary differences                                 952,110     9.1%            --       --
Change in the beginning of the year balance of the
  valuation allowance for deferred tax assets
  allocated to income tax expense                        (9,000)   (0.1%)      (14,000)   (0.0%)
State income tax net of Federal tax benefit             490,928     4.7%     1,806,232     4.6%
Dividend exclusion                                     (266,503)   (2.6%)     (198,128)   (0.5%)
Other, net                                              114,019     1.2%      (251,470)   (0.7%)
                                                     ----------    -----    ----------    -----
     Provision for income taxes                      $4,927,707    47.3%    14,733,121    37.4%
                                                     ==========    =====    ==========    =====

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and 1997 are presented below:

                                                                    1998            1997
                                                                ------------    ------------
Deferred tax assets:
Deferred compensation liability, principally due to accrual
  for financial reporting purposes                              $    870,000    $    763,040
State net operating loss carryforwards                                 6,154          15,469
                                                                ------------    ------------
Total gross deferred tax assets                                      876,154         778,509
Less valuation allowance                                              (7,000)        (16,000)
                                                                ------------    ------------
Net deferred tax assets                                              869,154         762,509
                                                                ------------    ------------
Deferred tax liabilities:
Real estate investments, principally due to unrealized gains        (444,838)       (404,203)
Investments in other companies, principally due to
  unrealized gains on securities                                 (31,270,991)    (37,197,829)
                                                                ------------    ------------
Other                                                               (284,800)       (364,245)
                                                                ------------    ------------
Total gross deferred tax liabilities                            $(32,000,629)   $(37,966,277)
                                                                ------------    ------------
Net deferred tax liability                                      $(31,131,475)   $(37,203,768)
                                                                ============    ============

The valuation allowance for deferred tax assets as of January 1, 1997 was $30,000. The net change in the total valuation allowance for the years ended December 31, 1998 and 1997 was a decrease of $9,000 and $14,000, respectively. The valuation allowance primarily relates to certain state temporary differences and state net operating loss carry forwards. It is management's belief that the realization of the net deferred tax asset is more likely than not based upon the Company's history of taxable income and estimated future income.

Federal and state income tax returns of the Company for 1995 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(10)  DEFERRED INCOME

When sales of real estate do not meet the requirements for profit recognition, the gain on the sale is deferred until the requirements for recognition have been met. At December 31, 1998 and 1997, the Company had deferred income relating to such sales of $119,500 and $135,100, respectively.

(11)  STOCK OPTION PLAN

During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. At December 31, 1998, all the options are fully vested and exercisable but no options have been exercised.

(12)  NET ASSETS PER SHARE

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock, 1,015,166 at December 31, 1998 and 1,075,700 on December 31, 1997. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

(13)  SHARE REPURCHASE PROGRAM

At December 31, 1998 the Company has repurchased 528,180 shares as treasury shares at a cost of $14,003,004. During 1998, the Company repurchased 61,900 shares at an average cost of $71.19 per share. Said repurchase price represents a weighted average discount of 10% per share relative to net asset value.

During 1998 the Company cancelled and retired 527,680 shares.

(14)  ACCUMULATED UNDISTRIBUTED INCOME

At December 31, 1998 accumulated undistributed investment income-net was $3,806,407 accumulated undistributed net realized gains on investment transactions was $16,565,750 and net unrealized appreciation in value of investments was $44,230,970.

(15)  COMMITMENTS AND CONTINGENCIES

The Company has $250,000 of undisbursed contractual commitments in connection with real estate. In order to protect its investments, the Company may be required to furnish amounts in excess of its current investments or commitments.

The Company is involved in various legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operation, or liquidity.

--------------------------------------------------------------------------------
Selected Per Share Data and Ratios
For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                  1998         1997         1996         1995
                                                ---------    ---------    ---------    ---------
PER SHARE DATA AND RATIOS*
Investment income                               $    3.48    $    5.38    $    2.38    $    3.55
  Expenses (including income taxes)                 (1.63)       (2.60)       (1.54)       (2.40)
                                                ---------    ---------    ---------    ---------
  Investment income - net                            1.85         2.78         0.84         1.15
  Distributions from investment income - net         (.98)        (.97)       (0.58)       (0.58)
  Net realized and unrealized gain on
     securities                                      3.35        19.96         9.15         9.31
Share transactions                                    .30          .06        (0.10)        0.08
                                                ---------    ---------    ---------    ---------
Net increase in net asset value                      4.52        21.83         9.31         9.96
Net asset value:
  Beginning of year                                 75.07        53.24        43.93        33.97
                                                ---------    ---------    ---------    ---------
  End of year                                   $   79.59    $   75.07    $   53.24    $   43.93
                                                =========    =========    =========    =========
RATIOS
Ratio of expenses to average net assets              1.07%        4.23%        3.20%        6.30%
Ratio of investment income - net to average
  net assets                                         2.34%        8.77%        1.75%        3.01%
Portfolio turnover                                   8.31%        2.55%        0.93%        1.36%
AVERAGE SHARES OUTSTANDING                      1,056,454    1,083,696    1,097,032    1,106,052

* Per share data is based upon the average number of shares outstanding for the year. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

--------------------------------------------------------------------------------
Computation of Net Asset Value per Share
Basic and Diluted
For the Year Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                               1998                     1997
                                                            -----------              -----------
BASIC
Net Asset                                                   $80,795,319              $80,750,089
                                                            ===========              ===========
Shares Outstanding                                              978,362                1,040,262
                                                            ===========              ===========
Net Asset Value per Share                                   $     82.58              $     77.62
                                                            ===========              ===========
DILUTED
Options                                                          45,000                   45,000
Exercise Price                                    $12.75                   $12.75
Market Price                                       71.25         (8,196)    60.00         (9,562)
                                                            -----------              -----------
Additional Shares Attributable to Stock
  Options                                                        36,804                   35,438
Shares Outstanding                                              978,362                1,040,262
                                                            -----------              -----------
                                                              1,015,166                1,075,700
                                                            ===========              ===========
Net Asset Value per Share                                   $     79.59              $     75.07
                                                            ===========              ===========

\

First Carolina Investors, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Brent D. Baird*
 Private Investor

Bruce E. Baird
 President
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
 President of Cinnamon Investments Ltd. and
 Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
 President
 Buffalo Technologies Corporation

James E. Traynor+
 President
 Clear Springs Development Co., LLC

H. Thomas Webb III*
 Senior Vice-President
 Crescent Resources, Inc.

*Member of Executive Committee
+Member of the Audit Committee

OFFICERS:

Brent D. Baird
 Chairman

H. Thomas Webb III
 President

Bruce C. Baird
 Vice President, Secretary & Treasurer

Cynthia Raby
 Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

AUDITORS
KPMG LLP
2800 Two First Union Center
Charlotte, NC 28282